UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  September 8, 2004

Microfield Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149

(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

1631 NW Thurman, Suite 200, Portland, OR	97209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (503) 419-3580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendment to Articles of Incorporation

A special meeting of the shareholders of Microfield was held on September 1, 2004. A quorum being present, the shareholders voted to authorize the amendment of its articles of incorporation to increase the number of authorized common shares from 25,000,000 to 125,000,000.

Microfield filed the Eighth Amended and Restated Articles of Incorporation with the Oregon Secretary of State’s office on September 8, 2004. Microfield filed the attached Articles of Correction on March 15, 2005 to correct a scriveners error contained in the Eighth Amended and Restated Articles of Incorporation as filed. Also attached are the Eighth Amended and Restated Articles of Incorporation as corrected.

ITEM 9.1. Exhibits

     (3)(i) Eighth Amended & Restated Articles of Incorporation.

     99.1 Articles of Correction

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2005

Microfield Group, Inc.

/s/ Gary M. Kapral

Gary M. Kapral, Chief Financial Officer